This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Revised Preliminary Term Sheet                       Prepared: December 5, 2000

                           $299,286,000 (Approximate)
                    GREENPOINT HOME EQUITY LOAN TRUST 2000-3
               Home Equity Loan Asset-Backed Notes, Series 2000-3
                                     [LOGO]
                                (Note Insurer)

==========================================================================================================================
                                  WAL         Payment                                        Expected
                   Note         (Yrs.)        Window                                          Rating        Legal Final
  Class (1)     Balance (2)    Call/Mat   Call/Mat (mos)        Benchmark        Spread   (S&P/Moody's)      Maturity

--------------------------------------------------------------------------------------------------------------------------
     A-1        102,736,000    2.78/2.94    1-80/1-153       One Month LIBOR      TBD        AAA/Aaa       January 2027
     A-2         98,584,000    2.77/2.93    1-80/1-153       One Month LIBOR      TBD        AAA/Aaa       January 2027
     A-3         97,966,000    2.83/2.99    1-81/1-152       One Month LIBOR      TBD        AAA/Aaa       January 2027
==========================================================================================================================
    Total      $299,286,000

(1) The Class A-1 Notes are backed by the cash flow from conforming balance adjustable-rate home equity revolving credit line and fixed-rate closed- end second lien home equity mortgage loans according to Fannie Mae guidelines (the "Group I Mortgage Loans"). The Class A-2 Notes are backed by the cash flow from conforming balance adjustable-rate home equity revolving credit line and fixed-rate closed-end second lien home equity mortgage loans according to Freddie Mac guidelines (the "Group II Mortgage Loans"). The Class A-3 Notes are backed by the cash flow from other adjustable-rate home equity revolving credit line and fixed-rate closed-end second lien home equity mortgage loans (the "Group III Mortgage Loans").
(2) Subject to a plus or minus 10% variance.

Underwriter:                   Greenwich Capital Markets, Inc.

Seller & Servicer:             GreenPoint Mortgage Funding, Inc.
                               (the "Company").

Sponsor: GreenPoint Mortgage Securities Inc. (a special purpose corporation and a wholly-owned subsidiary of the Company).

Note Insurer:                  Financial Guaranty Insurance Company ("FGIC").

Indenture Trustee:             Bankers Trust Company.

Owner Trustee:                 Wilmington Trust Company.

Federal Tax Status: It is anticipated that the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes (together, the "Notes") will be treated as debt instruments for federal income tax purposes.

Registration:                  The Notes will be available in book-entry form
                               through DTC.

Pricing Date:                  December 5, 2000.


GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       1

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Closing Date:                  On or about December 18, 2000.

Settlement Date:               On or about December 18, 2000.

Cut-off Date:                  The close of business on November 30, 2000.

Payment Date:                  The 15th day of each month (or the next
                               succeeding business day), beginning in January
                               2001.

Interest Accrual Period:       The interest accrual period with respect to the
                               Notes for a given Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing
                               Date) and ending on the day prior to such Payment
                               Date (on an Actual/360 basis).

Credit Enhancement:            Excess Interest, Overcollateralization, limited
                               Cross Collateralization, the Reserve Fund, a
                               Surety Policy (as defined herein) to be provided by FGIC and a Demand Note (as defined herein) issued by GreenPoint Bank.

ERISA Eligibility:             The Notes are expected to be ERISA eligible.
                               Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:               The Notes will not constitute "mortgage related
                               securities" for purposes of SMMEA.

Optional Redemption:           For each Class of Notes, on any Payment Date
                               after the Payment Date on which the related Note
                               Principal Balance is reduced to an amount less than or equal to 10% of the related Note
                               Principal Balance as of the Closing Date, the Sponsor may elect to redeem the related Class of Notes at par plus accrued interest.

Prepayment Assumption:         40% CPR, 20% Draw Rate on the HELOCs
                               30% CPR on the Closed-End Seconds

Mortgage Loans: As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans will be approximately $293,419,686, of which: (i) approximately $100,721,913 will be in Group I (the "Group I Mortgage Loans"), (ii) approximately $96,651,865 will be in Group II (the "Group II Mortgage Loans") and (iii) approximately $96,045,908 will be in Group III (the "Group III Mortgage Loans," and together with the Group I and Group II Mortgage Loans, the "Mortgage Loans").

Group I Mortgage
Loans: The Group I Mortgage Loans will consist of approximately $86,778,200 of conforming balance adjustable-rate home equity revolving credit line loans (the "Group I HELOCs") made under certain home equity revolving credit line loan agreements and approximately $13,943,713 of conforming balance fixed-rate closed-end second lien home equity loans (the "Group I Closed-End Seconds"), according to Fannie Mae guidelines.


GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Group II Mortgage
Loans: The Group II Mortgage Loans will consist of approximately $80,937,119 of conforming balance adjustable-rate home equity revolving credit line loans (the "Group II HELOCs") made under certain home equity revolving credit line loan agreements and approximately $15,714,746 of conforming balance fixed-rate closed-end second lien home equity loans (the "Group II Closed-End Seconds"), according to Freddie Mac guidelines.

Group III Mortgage
Loans: The Group III Mortgage Loans will consist of approximately $91,390,653 of adjustable-rate home equity revolving credit line loans (the "Group III HELOCs") made under certain home equity revolving credit line loan agreements and approximately $4,655,255 of fixed-rate closed-end second lien home equity loans (the "Group III Closed-End Seconds").

Group I HELOC
Amortization:                  Approximately 81.33% of the Group I HELOCs have 5
                               year draw periods followed by a 10 year
                               amortization period, while the remaining 18.67% have a 15 year draw period followed by a 10 year amortization period.

Group I Closed-end
Second Amortization:           Fully amortizing and balloons.

Group I
HELOC Interest Rates:          100% of the Group I HELOCs are Prime-based and
                               reset monthly. Substantially all of the Group I
                               HELOCs are teased for 3 months from origination and adjust thereafter. The weighted average margin on the Group I HELOCs as of the Cut-off
                               Date is approximately 2.969%, with the margins ranging from 0.000% to 7.125%. Substantially all of the Group I HELOCs have a maximum interest rate of 18.000%, with no periodic rate caps.

Group I Closed-End
Seconds Interest Rates:        100% Fixed Rate.

Group II HELOC
Amortization:                  Approximately 79.04% of the Group II HELOCs have
                               5 year draw periods followed by a 10 year amortization period, while the remaining 20.96% have a 15 year draw period followed by a 10 year amortization period.

Group II
HELOC Interest Rates:          100% of the Group II HELOCs are Prime-based and
                               reset monthly. Substantially all of the Group II
                               HELOCs are teased for 3 months from origination and adjust thereafter. The weighted average margin on the Group II HELOCs as of the Cut-off
                               Date is 2.880%, with the margins ranging from 0.000% to 9.000%. Substantially all of the Group
                               II HELOCs have a maximum interest rate of 18.000%, with no periodic rate caps.



GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Group II Closed-End
Seconds Interest Rates:        100% Fixed Rate.

Group III HELOC
Amortization:                  Approximately 85.48% of the Group III HELOCs
                               have 5 year draw periods followed by a 10 year amortization period, while the remaining 14.52% have a 15 year draw period followed by a 10 year amortization period.

Group III
HELOC Interest Rates:          100% of the Group III HELOCs are Prime-based and
                               reset monthly. Substantially all of the Group III
                               HELOCs are teased for 3 months from origination and adjust thereafter. The weighted average margin on the Group III HELOCs as of the Cut-off
                               Date is 3.117%, with the margins ranging from 0.000% to 6.000%. Substantially all of the Group
                               III HELOCs have a maximum interest rate of 18.000%, with no periodic rate caps.

Group III Closed-End
Seconds Interest Rates:        100% Fixed Rate.

The Trust

GreenPoint Home Equity
Loan Trust 2000-3:             The GreenPoint Home Equity Loan Trust 2000-3
                               (the "Trust") will issue the Class A-1
                               Notes, Class A-2 Notes, Class A-3 Notes and the Class S Securities. The Class A-1 Notes are supported by the Group I Mortgage Loans.
                               As of the Closing Date, the Class A-1 Note
                               Balance will equal approximately the sum of
                               (i) the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off
                               Date and (ii) the Group I
                               Undercollateralization Amount (as described herein) as of the Closing Date. The Class
                               A-2 Notes are supported by the Group II
                               Mortgage Loans. As of the Closing Date, the
                               Class A-2 Note Balance will equal
                               approximately the sum of (i) the aggregate principal balance of the Group II Mortgage
                               Loans as of the Cut-off Date and (ii) the Group II Undercollateralization Amount (as described herein) as of the Closing Date.
                               The Class A-3 Notes are supported by the Group III Mortgage Loans. As of the Closing
                               Date, the Class A-3 Note Balance will equal approximately the sum of (i) the aggregate principal balance of the Group III Mortgage
                               Loans as of the Cut-off Date and (ii) the Group III Undercollateralization Amount (as described herein) as of the Closing Date.

                               The property of the Trust, as of the Closing
                               Date, will consist primarily of the Group I
                               Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans, the Surety Policy, the Reserve Fund and the Demand Note.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


The Notes

Class A-1 Notes:               The Class A-1 Notes receive distributions of
                               principal in the manner described below. The
                               Class A-1 Notes will receive interest on each Payment Date based on a variable rate described more fully below.

Class A-2 Notes:               The Class A-2 Notes receive distributions of
                               principal in the manner described below. The
                               Class A-2 Notes will receive interest on each Payment Date based on a variable rate described more fully below.

Class A-3 Notes:               The Class A-3 Notes receive distributions of
                               principal in the manner described below. The
                               Class A-3 Notes will receive interest on each Payment Date based on a variable rate described more fully below.

Class S Securities:            The Class S Securities are not being offered
                               publicly. The Class S Securities are
                               interest only securities and are not
                               entitled to payments of principal. The Class
                               S Securities will accrue interest on a
                               notional balance.
Credit Enhancement

Credit Enhancement:            The Noteholders will have the benefit of the
                               following credit enhancement;

                                 (a) a portion of Excess Interest Collections
                                     (described below);
                                 (b) the Overcollateralization Amount
                                     (described below);
                                 (c) limited Cross Collateralization
                                     (described below);
                                 (d) the Surety Policy (described below);
                                 (e) the Reserve Fund (described below); and
                                 (f) the Demand Note (described below).

Excess
Interest Collections:          For each class of Notes, the related interest
                               collections minus the sum of (i) the related
                               Class A Note interest paid; (ii) the related servicing fee paid; (iii) the related premium paid to FGIC and any unreimbursed draws on the Surety Policy; and (iv) the related trustee fees paid.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Class A-1 O/C  Amount:         The Class A-1 Noteholders will be entitled
                               to receive distributions of a portion of the related Excess Interest Collections as payments of principal (the "Class A-1
                               Accelerated Principal Payment") until the
                               Class A-1 Overcollateralization Amount
                               equals a certain percentage of the aggregate principal balance of the Group I Mortgage
                               Loans (as specified in the Indenture) (the
                               "Class A-1 Required Overcollateralization
                               Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-1 Notes relative to the underlying Group I Mortgage Loans. On any Payment Date, the Class A-1
                               Overcollateralization Amount will be the amount by which the Group I Mortgage Loan
                               Balance exceeds the Class A-1 Note Principal
                               Balance. On any Payment Date on which the Group I Mortgage Loan Balance does not exceed the Class A-1 Note Principal Balance by the Class A-1 Required
                               Overcollateralization Amount, a portion of the related Excess Interest Collections will be distributed as principal to the Class A-1
                               Noteholders to increase the Class A-1
                               Overcollateralization Amount to the Class
                               A-1 Required Overcollateralization Amount.

                               Initially, the Note Principal Balance of the
                               Class A-1 Notes will be greater than the aggregate principal balance of the Group I Mortgage Loans by approximately 2.00% (the "Group I Undercollateralization Amount"). 100% of the related Excess Interest Collections not used to cover related interest shortfalls or current period losses will be paid as a payment of principal on the Class A-1 Notes to reduce the Group I Undercollateralization Amount to zero, and thereafter, 70% of the related Excess Interest Collections will be used to build overcollateralization to the required amount.

Class A-2 O/C Amount:          The Class A-2 Noteholders will be entitled
                               to receive distributions of a portion of the related Excess Interest Collections as payments of principal (the "Class A-2
                               Accelerated Principal Payment") until the
                               Class A-2 Overcollateralization Amount
                               equals a certain percentage of the aggregate principal balance of the Group II Mortgage
                               Loans (as specified in the Indenture) (the
                               "Class A-2 Required Overcollateralization
                               Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-2 Notes relative to the underlying Group II Mortgage Loans. On any Payment Date, the Class A-2
                               Overcollateralization Amount will be the amount by which the Group II Mortgage Loan
                               Balance exceeds the Class A-2 Note Principal
                               Balance. On any Payment Date on which the Group II Mortgage Loan Balance does not exceed the Class A-2 Note Principal Balance by the Class A-2 Required
                               Overcollateralization Amount, a portion of the related Excess Interest Collections will be distributed as principal to the Class A-2
                               Noteholders to increase the Class A-2
                               Overcollateralization Amount to the Class
                               A-2 Required Overcollateralization Amount.

                               Initially, the Note Principal Balance of the
                               Class A-2 Notes will be greater than the aggregate principal balance of the Group II Mortgage Loans by approximately 2.00% (the "Group II Undercollateralization Amount"). 100% of the related Excess Interest Collections not used to cover related interest shortfalls or current period losses will be paid as a payment of principal on the Class A-2 Notes to reduce the Group II Undercollateralization Amount to zero, and thereafter, 70% of the related Excess Interest Collections will be used to build overcollateralization to the required amount.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Class A-3 O/C Amount:          The Class A-3 Noteholders will be entitled
                               to receive distributions of a portion of the related Excess Interest Collections as payments of principal (the "Class A-3
                               Accelerated Principal Payment") until the
                               Class A-3 Overcollateralization Amount
                               equals a certain percentage of the aggregate principal balance of the Group III Mortgage
                               Loans (as specified in the Indenture) (the
                               "Class A-3 Required Overcollateralization
                               Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-3 Notes relative to the underlying Group III Mortgage Loans. On any Payment Date, the Class A-3
                               Overcollateralization Amount will be the amount by which the Group III Mortgage Loan
                               Balance exceeds the Class A-3 Note Principal
                               Balance. On any Payment Date on which the Group III Mortgage Loan Balance does not exceed the Class A-3 Note Principal Balance by the Class A-3 Required
                               Overcollateralization Amount, a portion of the related Excess Interest Collections will be distributed as principal to the Class A-3
                               Noteholders to increase the Class A-3
                               Overcollateralization Amount to the Class
                               A-3 Required Overcollateralization Amount.

                               Initially, the Note Principal Balance of the
                               Class A-3 Notes will be greater than the aggregate principal balance of the Group III Mortgage Loans by approximately 2.00% (the "Group III Undercollateralization Amount"). 100% of the related Excess Interest Collections not used to cover related interest shortfalls or current period losses will be paid as a payment of principal on the Class A-3 Notes to reduce the Group III Undercollateralization Amount to zero, and thereafter, 70% of the related Excess Interest Collections will be used to build overcollateralization to the required amount.


Stepdown Date:                 On or after the Payment Date occurring in
                               July 2003, the Class A-1 Required
                               Overcollateralization Amount, the Class A-2
                               Required Overcollateralization Amount and the Class A-3 Required Overcollateralization
                               Amount will each be allowed to step down to a certain percentage (specified in the Indenture, subject to certain performance triggers) of the aggregate principal balance of the related Mortgage Loans provided that the Class A-1 Required Overcollateralization
                               Amount, the Class A-2 Required
                               Overcollateralization Amount and the Class
                               A-3 Required Overcollateralization Amount may not be less than 0.50% of the aggregate principal balance of the related Mortgage
                               Loans as of the Cut-off Date.

Cross Collateralization:       After paying (i) the "OC Deficit" (the
                               amount by which the related Note Principal
                               Balance exceeds the related Group Mortgage
                               Loan Balance, calculated only after the
                               related Undercollateralization Amount has been reduced to zero) (ii) any unreimbursed draws on the Surety Policy with respect to the related Class of Notes and (iii) the related Accelerated Principal Payment, any remaining amounts collected with respect to the related Mortgage Loans will be used, to the extent necessary, (i) to pay accrued and unpaid interest to the other Classes of Notes; (ii) to pay the OC Deficit on the other Classes of Notes and (iii) to pay unreimbursed draws on the Surety Policy with respect to the other Classes of Notes.

The Surety Policy:             FGIC will issue a single note insurance
                               policy with respect to the Class A-1, Class
                               A-2 and Class A-3 Notes which will guarantee timely payment of interest and ultimate repayment of principal to the Class A-1, Class A-2 and Class A-3 Noteholders.


GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

 Reserve Fund:                 The Reserve Fund will initially be $0 on the
                               Closing Date and then will be funded on each Payment Date up to the Reserve Fund Target
                               Amount. The "Reserve Fund Target Amount" will be equal to the sum of (i) the amount by which the Class A-1 Overcollateralization
                               Amount is less than the Class A-1 Required
                               Overcollateralization Amount; (ii) the
                               amount by which the Class A-2
                               Overcollateralization Amount is less than the Class A-2 Required Overcollateralization
                               Amount and (iii) the amount by which the Class A-3 Overcollateralization Amount is less than the Class A-3 Required
                               Overcollateralization Amount. The Reserve
                               Fund may be used to fund interest shortfalls and OC Deficits on all Classes of Notes and to pay any unreimbursed draws on the Surety
                               Policy with respect to all Classes of Notes.




Demand Note:                   GreenPoint Bank will issue a Demand Note for
                               the benefit of the Class A-1, Class A-2 and Class A-3 Noteholders in an amount equal to 2.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.
                               The amount outstanding under the Demand Note will decline to 1.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date once the Group I
                               Undercollateralization Amount, the Group II
                               Undercollateralization Amount and the Group
                               III Undercollateralization Amount have been reduced to zero. On each Payment Date after the Payment Date on which such Undercollateralization Amounts have been reduced to zero, the amount outstanding under the Demand Note will decline to the lesser of (i) the amount outstanding under the Demand Note on the previous Payment Date and (ii) the difference between (a) the sum of the Class A-1 Required
                               Overcollateralization Amount, the Class A-2
                               Required Overcollateralization Amount and the Class A-3 Required Overcollateralization
                               Amount and (b) the sum of the Class A-1
                               Overcollateralization Amount, the Class A-2
                               Overcollateralization Amount and the Class
                               A-3 Overcollateralization Amount. The Demand
                               Note will mature on the earlier of (i) the date on which the aggregate principal balance on the Class A-1, Class A-2 and Class A-3 Notes has been paid down to zero or (ii) the date on which the Class A-1
                               Required Overcollateralization Amount, the
                               Class A-2 Required Overcollateralization
                               Amount and the Class A-3 Required
                               Overcollateralization Amount have been
                               reached, but in no event shall the maturity date be later than the twenty-fourth Payment
                               Date. On each Payment Date until its
                               maturity, the Demand Note will provide for the payment by GreenPoint Bank of shortfalls in interest payment amounts for each Class of Notes for a limited number of months
                               (which payments will not reduce the amount outstanding under the Demand Note) and realized losses remaining after Excess
                               Interest Collections are applied. If the Class A-1 Required Overcollateralization
                               Amount, the Class A-2 Required
                               Overcollateralization Amount or the Class
                               A-3 Required Overcollateralization Amount have not been reached by the twenty-fourth
                               Payment Date (after distribution of all
                               amounts on that Payment Date), the Trustee will demand payment from GreenPoint Bank of up to the entire amount remaining under the Demand Note on that date to the extent necessary to reach the Class A-1 Required
                               Overcollateralization Amount, the Class A-2
                               Required Overcollateralization Amount and the Class A-3 Required Overcollateralization
                               Amount.



GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Distributions on the Notes

Priority of Distributions

         Available Funds with respect to each Class of Notes will be distributed as follows:

           (i) to the Indenture Trustee, the related trustee fee;

          (ii) to the Insurer, the related premium fee;

         (iii) to the related Class A Notes, current and unpaid interest;

          (iv) to the Class S Securities, 30% of the related Excess
               Interest Collections, on each Payment Date after the Payment Date on which the related Undercollateralization Amount has been reduced to zero.

           (v) to the related Class A Notes, the related Principal Payment
               Amount;

          (vi) to the related Class A Notes, any OC Deficit;

         (vii) to the Insurer, the related reimbursement amount for any unreimbursed draws on the Surety Policy, with interest thereon;

        (viii) to the related Class A Notes, the related Accelerated Principal Payment;

          (ix) to fund any deficiencies in payments with respect to (iii),
               (vi) and (vii) on the other Classes of Notes;

           (x) to the Reserve Fund as specified herein;

          (xi) to pay any unreimbursed amounts to the Servicer;

         (xii) to the related Class A Notes, Deferred Interest and interest thereon at the related Class A Note Rate;

        (xiii) to pay a management fee pursuant to the Management
               Agreement; and

         (xiv) to the residual holders, any remaining amounts.


GREENWICH CAPITAL
--------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Principal Distributions

Managed Amortization
Period: The Managed Amortization Period will begin on the Closing Date and end on the Payment Date occurring in December 2005 or earlier upon the occurrence of a Rapid Amortization Event (as described in the prospectus supplement). During the Managed Amortization Period, the Class A-1, Class A-2 and Class A-3 Noteholders will receive principal payments (the "Principal Payment Amount") equal to (a) the related Net Principal Collections (as defined herein) minus (b) the related Overcollateralization Reduction Amount (as defined herein). The related "Overcollateralization Reduction Amount" for each Class is the amount by which the related Overcollateralization Amount exceeds the related Required Overcollateralization Amount. The "Net Principal Collections" is equal to the amount (not less than zero) of the principal collections on the related Mortgage Loans for such Payment Date minus the aggregate of additional draws on existing related HELOCs which were created during such Payment Date.

Rapid Amortization Period:     Commencing no later than the Payment Date
                               occurring in January 2006 (or earlier, upon the occurrence of a Rapid Amortization Event), the Class A-1, Class A-2 and Class A-3 Noteholders will receive the Principal Payment Amount which is equal to (a) 100% of the related principal collections for such Payment Date minus (b) the related Overcollateralization Reduction Amount.

                               The aggregate distributions of principal to the holders of each Class of Notes shall not exceed the Note Principal Balance of such Class as of the Closing Date.

Interest Distributions

Interest Distributions:        Interest will be distributed to the Class A-1,
                               Class A-2 and Class A-3 Noteholders at a rate equal to the lesser of (a) One Month LIBOR plus the related margin and (b) the related Maximum
                               Rate. The margin on each Class of Notes will double after the first Payment Date on which the Optional Redemption is not exercised.

                               The "Maximum Rate" for each Class of Notes is generally equal to the lesser of (x) the weighted average of the loan rates (assuming the related HELOCs are fully indexed) of the related Mortgage Loans minus (i) the servicing fee rate, (ii) the insurance premium fee rate; (iii) a spread carveout of 0.50% per annum after the twelfth Payment Date and (iv) the trustee fee rate and
                               (y) 15.50%. To the extent the Maximum Rate for a Class of Notes is less than One Month LIBOR plus the related margin (up to 15.50%) the deficiency will be deferred (the "Deferred Interest" for such Class). In no event is Deferred Interest rated by the Rating Agencies or guaranteed under the Surety Policy.


GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       10

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       11

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                           Discount Margin Tables* (%)

Class A-1 To Call
-----------------------------------------------------------------------------------------------------------------------
     Pass Through Margin          0.210%
-----------------------------------------------------------------------------------------------------------------------
HELOCs Prepay Speed               30% CPR           35% CPR           40% CPR           45% CPR           50% CPR
Seconds Prepay Speed              10% CPR           20% CPR           30% CPR           40% CPR           50% CPR
=======================================================================================================================
=======================================================================================================================
   DM @ 100-00                     0.210             0.210             0.210             0.210             0.210
=======================================================================================================================
 WAL (yr)                          4.80              3.57              2.78              2.22              1.80
 MDUR (yr)                         3.70              2.88              2.31              1.90              1.57
 First Prin Pay                  01/15/01          01/15/01          01/15/01          01/15/01          01/15/01
 Last Prin Pay                   03/15/11          01/15/09          08/15/07          08/15/06          09/15/05
-----------------------------------------------------------------------------------------------------------------------

Class A-1 To Maturity
-----------------------------------------------------------------------------------------------------------------------
     Pass Through Margin          0.210%
-----------------------------------------------------------------------------------------------------------------------
HELOCs Prepay Speed               30% CPR           35% CPR           40% CPR           45% CPR           50% CPR
Seconds Prepay Speed              10% CPR           20% CPR           30% CPR           40% CPR           50% CPR
=======================================================================================================================
   DM @ 100-00                     0.216             0.217             0.218             0.219             0.220
=======================================================================================================================
 WAL (yr)                          5.04              3.77              2.94              2.35              1.92
 MDUR (yr)                         3.80              2.98              2.40              1.98              1.65
 First Prin Pay                  01/15/01          01/15/01          01/15/01          01/15/01          01/15/01
 Last Prin Pay                   08/15/17          10/15/15          09/15/13          09/15/11          02/15/10
-----------------------------------------------------------------------------------------------------------------------

Class A-2 To Call

-----------------------------------------------------------------------------------------------------------------------
     Pass Through Margin          0.210%
-----------------------------------------------------------------------------------------------------------------------
HELOCs Prepay Speed               30% CPR           35% CPR           40% CPR           45% CPR           50% CPR
Seconds Prepay Speed              10% CPR           20% CPR           30% CPR           40% CPR           50% CPR
=======================================================================================================================
   DM @ 100-00                     0.210             0.210             0.210             0.210             0.210
=======================================================================================================================
 WAL (yr)                          4.84              3.57              2.77              2.21              1.78
 MDUR (yr)                         3.72              2.88              2.31              1.89              1.56
 First Prin Pay                  01/15/01          01/15/01          01/15/01          01/15/01          01/15/01
 Last Prin Pay                   05/15/11          01/15/09          08/15/07          08/15/06          09/15/05
-----------------------------------------------------------------------------------------------------------------------

Class A-2 To Maturity
-----------------------------------------------------------------------------------------------------------------------
     Pass Through Margin          0.210%
-----------------------------------------------------------------------------------------------------------------------
HELOCs Prepay Speed               30% CPR           35% CPR           40% CPR           45% CPR           50% CPR
Seconds Prepay Speed              10% CPR           20% CPR           30% CPR           40% CPR           50% CPR
=======================================================================================================================
   DM @ 100-00                     0.216             0.217             0.218             0.218             0.220
=======================================================================================================================
 WAL (yr)                          5.08              3.78              2.93              2.34              1.91
 MDUR (yr)                         3.82              2.98              2.40              1.97              1.64
 First Prin Pay                  01/15/01          01/15/01          01/15/01          01/15/01          01/15/01
 Last Prin Pay                   11/15/17          10/15/15          09/15/13          09/15/11          02/15/10
-----------------------------------------------------------------------------------------------------------------------

*A draw rate of 20% is assumed with respect to the HELOCs.

GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       12

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                           Discount Margin Tables* (%)

Class A-3 To Call
-----------------------------------------------------------------------------------------------------------------------
     Pass Through Margin          0.220%
-----------------------------------------------------------------------------------------------------------------------
HELOCs Prepay Speed               30% CPR           35% CPR           40% CPR           45% CPR           50% CPR
Seconds Prepay Speed              10% CPR           20% CPR           30% CPR           40% CPR           50% CPR
=======================================================================================================================
   DM @ 100-00                     0.220             0.220             0.220             0.220             0.220
=======================================================================================================================
 WAL (yr)                          4.70              3.59              2.83              2.28              1.86
 MDUR (yr)                         3.64              2.89              2.35              1.94              1.62
 First Prin Pay                  01/15/01          01/15/01          01/15/01          01/15/01          01/15/01
 Last Prin Pay                   10/15/10          12/15/08          09/15/07          09/15/06          11/15/05
-----------------------------------------------------------------------------------------------------------------------

Class A-3 To Maturity
-----------------------------------------------------------------------------------------------------------------------
     Pass Through Margin          0.220%
-----------------------------------------------------------------------------------------------------------------------
HELOCs Prepay Speed               30% CPR           35% CPR           40% CPR           45% CPR           50% CPR
Seconds Prepay Speed              10% CPR           20% CPR           30% CPR           40% CPR           50% CPR
=======================================================================================================================
   DM @ 100-00                     0.226             0.227             0.228             0.229             0.230
=======================================================================================================================
 WAL (yr)                          4.94              3.78              2.99              2.41              1.98
 MDUR (yr)                         3.75              2.99              2.44              2.02              1.70
 First Prin Pay                  01/15/01          01/15/01          01/15/01          01/15/01          01/15/01
 Last Prin Pay                   04/15/17          10/15/15          08/15/13          10/15/11          04/15/10
-----------------------------------------------------------------------------------------------------------------------

*A draw rate of 20% is assumed with respect to the HELOCs.

Group I Maximum Rate
Stress Scenario:           Assuming that Prime Rate instantaneously
                           increases to a level beyond the maximum obtainable rate on the Group I Mortgage Loans, One Month LIBOR instantaneously increases to 20.000% and the Prepayment Assumption is used, the Class A-1 Maximum
                           Rate will equal 15.500% for each Payment Date until maturity.

Group II Maximum Rate
Stress Scenario:           Assuming that Prime Rate instantaneously
                           increases to a level beyond the maximum obtainable rate on the Group II Mortgage Loans, One Month LIBOR instantaneously increases to 20.000% and the Prepayment Assumption is used, the Class A-2 Maximum
                           Rate will equal 15.500% for each Payment Date until maturity.

Group III Maximum Rate
Stress Scenario:           Assuming that Prime Rate instantaneously
                           increases to a level beyond the maximum obtainable rate on the Group III Mortgage Loans, One Month LIBOR instantaneously increases to 20.000% and the Prepayment Assumption is used, the Class A-3 Maximum
                           Rate will equal 15.500% for each Payment Date until maturity.


GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                             Group I Mortgage Loans
                             As of the Cut-off Date



TOTAL CURRENT BALANCE:                  100,721,913
NUMBER OF LOANS:                              2,664

                                           AVG/WAVG                        MIN               MAX
                                           --------                       -----          --------

AVG CURRENT BALANCE:                        $37,809                         $0          $259,525
AVG CREDIT LIMIT (HELOC ONLY):              $51,067                     $3,500          $300,000

WAVG GROSS COUPON:                            9.045%                     5.875            16.625%

WAVG MARGIN (HELOC ONLY):                     2.969%                     0.000             7.125%
WAVG MAXIMUM LOAN RATE (HELOC ONLY):         18.000%                    18.000            18.000%

WAVG NEXT RESET (HELOC ONLY):                     1 month                    1                 3 months

WAVG UTILIZATION RATE (HELOC ONLY)*:          74.63%                      0.00            100.00%
WAVG COMBINED LTV:                            82.46%                      8.81            100.00%

WAVG CREDIT SCORE:                              698                        601               817

WAVG ORIGINAL TERM:                             199 months                 180               300 months
WAVG DRAW TERM (HELOC ONLY):                     82 months                  60               180 months
WAVG REMAINING TERM:                            197 months                  54               300 months

FIRST PAY DATE:                                                   Jul 01, 1990      Jan 12, 2001
MATURE DATE:                                                      Jun 01, 2005      Dec 12, 2025

TOP STATE CONCENTRATIONS ($):              67.57% California, 4.83% Washington, 4.04% Massachusetts
MAXIMUM ZIP CODE CONCENTRATION ($):        0.50% 94903

*Weighted by Credit Limit.



GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
LOAN TYPE:                                                  Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 HELOC Mortgage Loans                                                   2,277          86,778,199.64                   86.16
 Closed-end Mortgage Loans                                                387          13,943,713.35                   13.84
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,664         100,721,912.99                  100.00
========================================================  ====================  =====================   =====================

                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
CURRENT BALANCE ($):                                        Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
                        0.00                                             63                   0.00                    0.00
         0.01  -   10,000.00                                            231           1,457,771.61                    1.45
    10,000.01  -   20,000.00                                            462           6,922,625.57                    6.87
    20,000.01  -   30,000.00                                            502          12,710,341.53                   12.62
    30,000.01  -   40,000.00                                            403          14,117,243.76                   14.02
    40,000.01  -   50,000.00                                            362          16,652,030.58                   16.53
    50,000.01  -   60,000.00                                            182          10,164,412.13                   10.09
    60,000.01  -   70,000.00                                            129           8,375,604.18                    8.32
    70,000.01  -   80,000.00                                             95           7,100,362.42                    7.05
    80,000.01  -   90,000.00                                             56           4,714,521.93                    4.68
    90,000.01  -  100,000.00                                            134          13,124,028.15                   13.03
   (greater than) 100,000.00                                             45           5,382,971.13                    5.34
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,664         100,721,912.99                  100.00
========================================================  ====================  =====================   =====================


                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
CREDIT LIMIT ($) (HELOC ONLY):                              Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
     3,500.00  -   10,000.00                                            79             731,662.63                    0.84
    10,000.01  -   20,000.00                                            294           4,179,927.98                    4.82
    20,000.01  -   30,000.00                                            328           7,453,227.05                    8.59
    30,000.01  -   40,000.00                                            306           9,255,189.37                   10.67
    40,000.01  -   50,000.00                                            432          15,577,792.53                   17.95
    50,000.01  -   60,000.00                                            131           6,328,328.66                    7.29
    60,000.01  -   70,000.00                                            119           6,087,321.13                    7.01
    70,000.01  -   80,000.00                                            130           7,268,255.81                    8.38
    80,000.01  -   90,000.00                                             71           4,057,662.17                    4.68
    90,000.01  -  100,000.00                                            318          19,706,120.94                   22.71
   (greater than) 100,000.00                                             69           6,132,711.37                    7.07
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,277          86,778,199.64                  100.00
========================================================  ====================  =====================   =====================


GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       15

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
LOAN RATE (%):                                              Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
  5.875  -  6.000                                                       1,261          52,446,125.87                   52.07
  8.501  -  9.000                                                           1              30,369.01                    0.03
  9.001  -  9.500                                                         158           5,915,247.05                    5.87
  9.501  - 10.000                                                          36           1,430,153.48                    1.42
 10.001  - 10.500                                                          49           1,737,807.97                    1.73
 10.501  - 11.000                                                          59           2,446,920.09                    2.43
 11.001  - 11.500                                                          60           2,342,442.68                    2.33
 11.501  - 12.000                                                          63           2,484,837.19                    2.47
 12.001  - 12.500                                                         132           5,025,268.52                    4.99
 12.501  - 13.000                                                         130           5,212,305.28                    5.17
 13.001  - 13.500                                                         216           5,309,129.47                    5.27
 13.501  - 14.000                                                         263           8,154,836.95                    8.10
 14.001  - 14.500                                                         155           5,001,166.85                    4.97
 14.501  - 15.000                                                          53           1,875,802.27                    1.86
 (greater than) 15.000                                                     28           1,309,500.31                    1.30
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,664         100,721,912.99                  100.00
========================================================  ====================  =====================   =====================


                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
MARGIN (%) (HELOC ONLY):                                    Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
(less than or equal to) 0.500                                             389          16,188,117.97                   18.65
  0.501  -  1.000                                                          96           3,041,521.28                    3.50
  1.001  -  1.500                                                          90           3,425,507.60                    3.95
  1.501  -  2.000                                                          66           2,537,394.77                    2.92
  2.001  -  2.500                                                         105           4,733,793.90                    5.46
  2.501  -  3.000                                                         195           7,712,072.97                    8.89
  3.001  -  3.500                                                         180           6,997,790.83                    8.06
  3.501  -  4.000                                                         339          10,242,830.12                   11.80
  4.001  -  4.500                                                         444          16,984,481.25                   19.57
  4.501  -  5.000                                                         259          10,275,967.93                   11.84
  5.001  -  5.500                                                          80           3,102,264.43                    3.57
  5.501  -  6.000                                                          23             953,358.96                    1.10
  6.001  -  6.500                                                          10             567,861.23                    0.65
  7.001  -  7.125                                                           1              15,236.40                    0.02
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,277          86,778,199.64                  100.00
========================================================  ====================  =====================   =====================


GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
MAXIMUM LOAN RATE (%) (HELOC ONLY):                         Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 18.000                                                                 2,277          86,778,199.64                  100.00
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,277          86,778,199.64                  100.00
========================================================  ====================  =====================   =====================

                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
NEXT RESET (Months) (HELOC ONLY):                           Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
  1                                                                     1,508          56,652,762.16                   65.28
  2                                                                       728          28,176,465.97                   32.47
  3                                                                        41           1,948,971.51                    2.25
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,277          86,778,199.64                  100.00
========================================================  ====================  =====================   =====================


                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
UTILIZATION RATE (%) (HELOC ONLY):                          Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
(less than or equal to) 10.00                                             144             166,819.21                    0.19
  10.01  -   20.00                                                         48             485,486.96                    0.56
  20.01  -   30.00                                                         60           1,073,291.05                    1.24
  30.01  -   40.00                                                         65           1,658,524.45                    1.91
  40.01  -   50.00                                                         80           2,468,782.07                    2.84
  50.01  -   60.00                                                        104           3,609,626.75                    4.16
  60.01  -   70.00                                                        102           3,900,507.96                    4.49
  70.01  -   80.00                                                         90           3,959,558.86                    4.56
  80.01  -   90.00                                                        103           5,071,744.66                    5.84
  90.01  -  100.00                                                      1,481          64,383,857.67                   74.19
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,277          86,778,199.64                  100.00
========================================================  ====================  =====================   =====================

GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       17

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
COMBINED LTV (%):                                           Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
(less than or equal to) 10.00                                               4              92,409.84                    0.09
  10.01  -   20.00                                                          9             321,208.07                    0.32
  20.01  -   30.00                                                         17             831,062.90                    0.83
  30.01  -   40.00                                                         26           1,043,332.28                    1.04
  40.01  -   50.00                                                         54           1,956,193.86                    1.94
  50.01  -   60.00                                                         83           4,054,076.79                    4.03
  60.01  -   70.00                                                        177           7,547,752.62                    7.49
  70.01  -   80.00                                                        487          21,681,216.11                   21.53
  80.01  -   90.00                                                      1,113          37,091,007.50                   36.83
  90.01  -  100.00                                                        694          26,103,653.02                   25.92
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,664         100,721,912.99                  100.00
========================================================  ====================  =====================   =====================


                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
CREDIT SCORE:                                               Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
       N/A                                                                 13             379,479.39                    0.38
 601  -  650                                                              401          16,915,719.49                   16.79
 651  -  700                                                            1,043          38,713,946.31                   38.44
 701  -  750                                                              777          29,331,565.01                   29.12
 751  -  800                                                              418          14,939,551.81                   14.83
 801  -  817                                                               12             441,650.98                    0.44
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,664         100,721,912.99                  100.00
========================================================  ====================  =====================   =====================


                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
ORIGINAL TERM (Months):                                     Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 180                                                                    2,247          84,519,329.23                   83.91
 300                                                                      417          16,202,583.76                   16.09
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,664         100,721,912.99                  100.00
========================================================  ====================  =====================   =====================


                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
DRAW TERM (Months) (HELOC ONLY):                            Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
  60                                                                    1,860          70,575,615.88                   81.33
 180                                                                      417          16,202,583.76                   18.67
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,277          86,778,199.64                  100.00
========================================================  ====================  =====================   =====================



GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       18

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
REMAINING TERM (Months) :                                   Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
  54  -  56                                                                 1              74,238.80                    0.07
 153  - 158                                                                 1              30,369.01                    0.03
 165  - 170                                                                15             525,445.31                    0.52
 171  - 176                                                                69           2,158,880.14                    2.14
 177  - 182                                                             2,161          81,730,395.97                   81.14
 285  - 290                                                                 4              94,261.74                    0.09
 291  - 296                                                                 7             276,602.85                    0.27
 297  - 300                                                               406          15,831,719.17                   15.72
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,664         100,721,912.99                  100.00
========================================================  ====================  =====================   =====================


                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
DELINQUENT:                                                 Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 Current                                                                2,644         100,020,474.79                   99.30
 30 Days Delinquent                                                        20             701,438.20                    0.70
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,664         100,721,912.99                  100.00
========================================================  ====================  =====================   =====================

                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
INDEX:                                                      Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 Prime Rate                                                             2,277          86,778,199.64                   86.16
 Fixed Rate                                                               387          13,943,713.35                   13.84
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,664         100,721,912.99                  100.00
========================================================  ====================  =====================   =====================

                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
AMORTIZATION:                                               Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 Fully Amortizing                                                       2,484          93,746,644.20                   93.07
 Balloon                                                                  180           6,975,268.79                    6.93
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,664         100,721,912.99                  100.00
========================================================  ====================  =====================   =====================

GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       19

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
PROPERTY TYPE:                                              Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 Single Family                                                          1,723          66,846,338.07                   66.37
 PUD                                                                      362          14,691,234.28                   14.59
 Condominium                                                              310           9,798,291.81                    9.73
 2-4 Units                                                                269           9,386,048.83                    9.32
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,664         100,721,912.99                  100.00
========================================================  ====================  =====================   =====================


                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
PURPOSE:                                                    Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 Cash Out Refinance                                                     1,622          67,501,155.31                   67.02
 Purchase                                                                 982          31,409,013.54                   31.18
 Rate/Term Refinance                                                       60           1,811,744.14                    1.80
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,664         100,721,912.99                  100.00
========================================================  ====================  =====================   =====================


                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
OCCUPANCY:                                                  Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 Primary                                                                2,124          86,175,505.16                   85.56
 Non-owner                                                                492          12,772,648.58                   12.68
 Second Home                                                               48           1,773,759.25                    1.76
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,664         100,721,912.99                  100.00
========================================================  ====================  =====================   =====================

                                                                                                           % of Aggregate
                                                                                 Principal Balance       Principal Balance
                                                               Number of         Outstanding as of       Outstanding as of
DOCUMENTATION:                                              Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 Limited Documentation                                                  1,687          65,080,619.29                   64.61
 Full Documentation                                                       912          33,320,093.76                   33.08
 No Ratio Documentation                                                    65           2,321,199.94                    2.30
--------------------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                                  2,664         100,721,912.99                  100.00
========================================================  ====================  =====================   =====================





GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       20

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                              % of Aggregate
                                                                    Principal Balance       Principal Balance
                                                  Number of         Outstanding as of       Outstanding as of
STATE:                                         Mortgage Loans        the Cut-off Date        the Cut-off Date
-------------------------------------------  --------------------  ---------------------   ---------------------
 Arizona                                                      93           2,363,475.70                    2.35
 California                                                1,576          68,062,490.91                   67.57
 Colorado                                                     89           2,824,177.95                    2.80
 Connecticut                                                  10             293,143.97                    0.29
 Delaware                                                      1              26,000.00                    0.03
 District of Columbia                                          5             177,068.90                    0.18
 Florida                                                     105           2,337,531.42                    2.32
 Georgia                                                      15             327,865.44                    0.33
 Idaho                                                        24             618,766.06                    0.61
 Illinois                                                     79           2,240,438.50                    2.22
 Indiana                                                       3              31,183.58                    0.03
 Kansas                                                        3              79,864.89                    0.08
 Maryland                                                     33           1,081,313.82                    1.07
 Massachusetts                                               114           4,068,393.46                    4.04
 Michigan                                                      8             220,970.09                    0.22
 Missouri                                                      1               7,000.00                    0.01
 Montana                                                       4             137,668.91                    0.14
 Nebraska                                                      2              95,796.67                    0.10
 Nevada                                                       29             979,270.86                    0.97
 New Hampshire                                                 7             122,650.50                    0.12
 New Jersey                                                   24             812,420.46                    0.81
 New Mexico                                                    8             218,606.51                    0.22
 New York                                                     65           2,251,188.50                    2.24
 North Carolina                                               16             418,545.35                    0.42
 Ohio                                                          3              42,014.34                    0.04
 Oregon                                                       83           2,453,532.91                    2.44
 Pennsylvania                                                 20             565,346.79                    0.56
 Rhode Island                                                  9             148,594.54                    0.15
 South Carolina                                                6             203,116.81                    0.20
 South Dakota                                                  2              38,056.78                    0.04
 Utah                                                         48           1,467,307.34                    1.46
 Virginia                                                     30           1,086,783.98                    1.08
 Washington                                                  146           4,864,010.00                    4.83
 West Virginia                                                 1              30,144.11                    0.03
 Wisconsin                                                     1              10,000.00                    0.01
 Wyoming                                                       1              17,172.94                    0.02
-------------------------------------------  --------------------  ---------------------   ---------------------
 TOTAL                                                     2,664         100,721,912.99                  100.00
===========================================  ====================  =====================   =====================





GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       21

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                            Group II Mortgage Loans
                             As of the Cut-off Date




TOTAL CURRENT BALANCE:                               96,651,865
NUMBER OF LOANS:                                          2,188


                                                       AVG/WAVG                         MIN              MAX
                                                       --------                  ----------         ----------
AVG CURRENT BALANCE:                                    $44,174                          $0         $212,000
AVG CREDIT LIMIT (HELOC ONLY):                          $56,629                      $6,500         $250,000

WAVG GROSS COUPON:                                        8.401%                      5.875           15.750%

WAVG MARGIN (HELOC ONLY):                                 2.880%                      0.000            9.000%
WAVG MAXIMUM LOAN RATE (HELOC ONLY):                     18.000%                     18.000           18.000%

WAVG NEXT RESET (HELOC ONLY):                                 1 month                     1                3 months

WAVG UTILIZATION RATE (HELOC ONLY)*:                      77.09%                       0.00           100.00%
WAVG COMBINED LTV:                                        82.45%                       6.78           100.00%

WAVG CREDIT SCORE:                                          697                         574              823

WAVG ORIGINAL TERM:                                         201 months                  180              300 months
WAVG DRAW TERM (HELOC ONLY):                                 85 months                   60              180 months
WAVG REMAINING TERM:                                        199 months                  156              300 months

FIRST PAY DATE:                                                                Jan 01, 1999     Jan 12, 2001
MATURE DATE:                                                                   Dec 01, 2013     Dec 12, 2025

TOP STATE CONCENTRATIONS ($):           72.81% California, 4.44% Washington, 3.52% Massachusetts
MAXIMUM ZIP CODE CONCENTRATION ($):     0.63%  94903


*Weighted by Credit Limit.




GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       22

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
LOAN TYPE:                                                  Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
 HELOC Mortgage Loans                                                   1,854           80,937,119.33                  83.74
 Closed-end Mortgage Loans                                                334           15,714,745.68                  16.26
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   2,188           96,651,865.01                 100.00
========================================================  ====================  ======================  =====================

                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
CURRENT BALANCE ($):                                        Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
                         0.00                                               5                    0.00                   0.00
         0.01  -    10,000.00                                             130              705,333.51                   0.73
    10,000.01  -    20,000.00                                             263            4,034,330.02                   4.17
    20,000.01  -    30,000.00                                             434           10,952,771.18                  11.33
    30,000.01  -    40,000.00                                             349           12,254,699.18                  12.68
    40,000.01  -    50,000.00                                             332           15,380,782.61                  15.91
    50,000.01  -    60,000.00                                             152            8,477,351.74                   8.77
    60,000.01  -    70,000.00                                             147            9,586,746.68                   9.92
    70,000.01  -    80,000.00                                             105            7,900,435.94                   8.17
    80,000.01  -    90,000.00                                              67            5,728,503.35                   5.93
    90,000.01  -   100,000.00                                             133           12,966,794.71                  13.42
    (greater than) 100,000.00                                              71            8,664,116.09                   8.96
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   2,188           96,651,865.01                 100.00
========================================================  ====================  ======================  =====================

                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
CREDIT LIMIT ($) (HELOC ONLY):                              Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
     6,500.00  -     10,000.00                                             14              127,265.10                   0.16
    10,000.01  -     20,000.00                                            144            2,159,408.16                   2.67
    20,000.01  -     30,000.00                                            269            6,193,181.27                   7.65
    30,000.01  -     40,000.00                                            236            7,251,674.74                   8.96
    40,000.01  -     50,000.00                                            411           15,005,347.95                  18.54
    50,000.01  -     60,000.00                                            103            5,201,685.47                   6.43
    60,000.01  -     70,000.00                                            128            7,195,624.30                   8.89
    70,000.01  -     80,000.00                                            116            7,033,502.14                   8.69
    80,000.01  -     90,000.00                                             77            5,291,833.17                   6.54
    90,000.01  -    100,000.00                                            274           17,191,575.43                  21.24
    (greater than)  100,000.00                                             82            8,286,021.60                  10.24
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   1,854           80,937,119.33                 100.00
========================================================  ====================  ======================  =====================





GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       23

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
LOAN RATE (%):                                              Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
  5.875  -   6.000                                                      1,314           57,909,330.25                  59.92
  9.001  -   9.500                                                        128            5,221,370.25                   5.40
  9.501  -  10.000                                                         31            1,576,570.21                   1.63
 10.001  -  10.500                                                         52            2,094,064.35                   2.17
 10.501  -  11.000                                                         43            2,092,843.02                   2.17
 11.001  -  11.500                                                         57            2,743,128.81                   2.84
 11.501  -  12.000                                                         58            2,618,282.24                   2.71
 12.001  -  12.500                                                         93            3,969,252.04                   4.11
 12.501  -  13.000                                                         99            4,886,365.02                   5.06
 13.001  -  13.500                                                         82            3,351,829.05                   3.47
 13.501  -  14.000                                                        123            5,423,376.39                   5.61
 14.001  -  14.500                                                         87            3,767,015.81                   3.90
 14.501  -  15.000                                                         16              719,680.86                   0.74
 (greater than) 15.000                                                      5              278,756.71                   0.29
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   2,188           96,651,865.01                 100.00
========================================================  ====================  ======================  =====================
                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
MARGIN (%) (HELOC ONLY):                                    Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
(less than or equal to) 0.500                                             404           16,480,957.34                  20.36
  0.501  -   1.000                                                         84            3,112,509.12                   3.85
  1.001  -   1.500                                                         50            2,093,625.53                   2.59
  1.501  -   2.000                                                         68            2,801,346.56                   3.46
  2.001  -   2.500                                                        102            5,373,081.18                   6.64
  2.501  -   3.000                                                        149            6,727,387.77                   8.31
  3.001  -   3.500                                                        160            7,067,742.48                   8.73
  3.501  -   4.000                                                        213            8,897,441.88                  10.99
  4.001  -   4.500                                                        324           15,059,840.17                  18.61
  4.501  -   5.000                                                        248           11,211,302.08                  13.85
  5.001  -   5.500                                                         42            1,631,916.31                   2.02
  5.501  -   6.000                                                          8              389,768.91                   0.48
  6.001  -   6.500                                                          1               68,700.00                   0.08
(greater than) 8.000                                                        1               21,500.00                   0.03
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   1,854           80,937,119.33                 100.00
========================================================  ====================  ======================  =====================






GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       24

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
MAXIMUM LOAN RATE (%) (HELOC ONLY):                         Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
 18.000                                                                 1,854           80,937,119.33                 100.00
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   1,854           80,937,119.33                 100.00
========================================================  ====================  ======================  =====================


                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
NEXT RESET (Months) (HELOC ONLY):                           Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
  1                                                                     1,103           47,596,458.24                  58.81
  2                                                                       685           29,908,298.59                  36.95
  3                                                                        66            3,432,362.50                   4.24
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   1,854           80,937,119.33                 100.00
========================================================  ====================  ======================  =====================

                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
UTILIZATION RATE (%) (HELOC ONLY):                          Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
 (less than or equal to) 10.00                                             73              205,107.29                   0.25
  10.01  -   20.00                                                         41              451,758.64                   0.56
  20.01  -   30.00                                                         59            1,006,855.55                   1.24
  30.01  -   40.00                                                         56            1,520,110.47                   1.88
  40.01  -   50.00                                                         78            2,184,500.92                   2.70
  50.01  -   60.00                                                         95            3,428,870.47                   4.24
  60.01  -   70.00                                                        105            4,093,647.96                   5.06
  70.01  -   80.00                                                         82            3,931,074.24                   4.86
  80.01  -   90.00                                                         78            3,917,231.76                   4.84
  90.01  -  100.00                                                      1,187           60,197,962.03                  74.38
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   1,854           80,937,119.33                 100.00
========================================================  ====================  ======================  =====================







GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       25

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
COMBINED LTV (%):                                           Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
(less than or equal to) 10.00                                               2              120,101.45                   0.12
  10.01  -   20.00                                                          9              354,253.95                   0.37
  20.01  -   30.00                                                         20              904,821.45                   0.94
  30.01  -   40.00                                                         18              618,250.40                   0.64
  40.01  -   50.00                                                         44            2,071,252.47                   2.14
  50.01  -   60.00                                                         78            3,066,143.30                   3.17
  60.01  -   70.00                                                        156            7,313,307.03                   7.57
  70.01  -   80.00                                                        491           24,288,040.70                  25.13
  80.01  -   90.00                                                        759           31,502,224.47                  32.59
  90.01  -  100.00                                                        611           26,413,469.79                  27.33
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   2,188           96,651,865.01                 100.00
========================================================  ====================  ======================  =====================

                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
CREDIT SCORE:                                               Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
      N/A                                                                  13              451,421.36                   0.47
 551  - 600                                                                 2               28,664.45                   0.03
 601  - 650                                                               368           15,641,183.51                  16.18
 651  - 700                                                               850           38,689,843.12                  40.03
 701  - 750                                                               618           27,437,288.96                  28.39
 751  - 800                                                               319           13,635,984.93                  14.11
 801  - 823                                                                18              767,478.68                   0.79
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   2,188           96,651,865.01                 100.00
========================================================  ====================  ======================  =====================

                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
ORIGINAL TERM (Months):                                     Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
 180                                                                    1,758           79,685,831.26                  82.45
 300                                                                      430           16,966,033.75                  17.55
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   2,188           96,651,865.01                 100.00
========================================================  ====================  ======================  =====================

                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
DRAW TERM (Months) (HELOC ONLY):                            Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
  60        ,                                                           1,424           63,971,085.58                  79.04
 180                                                                      430           16,966,033.75                  20.96
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   1,854           80,937,119.33                 100.00
========================================================  ====================  ======================  =====================






GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       26

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
REMAINING TERM (Months):                                    Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
 156  - 158                                                                 1               34,274.04                   0.04
 165  - 170                                                                10              347,163.34                   0.36
 171  - 176                                                                41            2,113,707.62                   2.19
 177  - 182                                                             1,706           77,190,686.26                  79.86
 285  - 290                                                                 2               42,207.18                   0.04
 291  - 296                                                                 2              101,853.86                   0.11
 297  - 300                                                               426           16,821,972.71                  17.40
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   2,188           96,651,865.01                 100.00
========================================================  ====================  ======================  =====================
                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
DELINQUENT:                                                 Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
 Current                                                                2,173           95,963,378.70                  99.29
 30 Days Delinquent                                                        15              688,486.31                   0.71
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   2,188           96,651,865.01                 100.00
========================================================  ====================  ======================  =====================

                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
INDEX:                                                      Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
 Prime Rate                                                             1,854           80,937,119.33                  83.74
 Fixed Rate                                                               334           15,714,745.68                  16.26
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   2,188           96,651,865.01                 100.00
========================================================  ====================  ======================  =====================

                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
AMORTIZATION:                                               Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
 Fully Amortizing                                                       2,026           88,101,975.73                  91.15
 Balloon                                                                  162            8,549,889.28                   8.85
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   2,188           96,651,865.01                 100.00
========================================================  ====================  ======================  =====================







GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       27

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
PROPERTY TYPE:                                              Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
 Single Family                                                          1,518           65,574,309.34                  67.85
 PUD                                                                      321           15,806,452.89                  16.35
 Condominium                                                              214            7,924,434.71                   8.20
 2-4 Units                                                                135            7,346,668.07                   7.60
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   2,188           96,651,865.01                 100.00
========================================================  ====================  ======================  =====================

                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
PURPOSE:                                                    Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
 Cash Out Refinance                                                     1,498           67,756,427.89                  70.10
 Purchase                                                                 637           26,835,621.85                  27.77
 Rate/Term Refinance                                                       53            2,059,815.27                   2.13
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   2,188           96,651,865.01                 100.00
========================================================  ====================  ======================  =====================
                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
OCCUPANCY:                                                  Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
 Primary                                                                2,188           96,651,865.01                 100.00
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   2,188           96,651,865.01                 100.00
========================================================  ====================  ======================  =====================
                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
DOCUMENTATION:                                              Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
 Limited Documentation                                                  1,332           60,896,534.15                  63.01
 Full Documentation                                                       807           33,328,071.84                  34.48
 No Ratio Documentation                                                    49            2,427,259.02                   2.51
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   2,188           96,651,865.01                 100.00
========================================================  ====================  ======================  =====================






GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       28

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                           % of Aggregate
                                                                                  Principal Balance      Principal Balance
                                                               Number of          Outstanding as of      Outstanding as of
STATE:                                                      Mortgage Loans        the Cut-off Date        the Cut-off Date
--------------------------------------------------------  --------------------  ----------------------  ---------------------
 Arizona                                                                   54            1,913,498.78                   1.98
 California                                                             1,478           70,375,566.21                  72.81
 Colorado                                                                  54            2,138,380.95                   2.21
 Connecticut                                                               10              309,322.16                   0.32
 Delaware                                                                   3              137,653.97                   0.14
 District of Columbia                                                       2               70,176.79                   0.07
 Florida                                                                   40            1,110,457.01                   1.15
 Georgia                                                                   13              677,362.75                   0.70
 Idaho                                                                     14              343,856.68                   0.36
 Illinois                                                                  48            1,550,433.22                   1.60
 Indiana                                                                    1               28,008.26                   0.03
 Maryland                                                                  16              598,580.12                   0.62
 Massachusetts                                                             84            3,405,758.78                   3.52
 Michigan                                                                   9              368,650.69                   0.38
 Missouri                                                                   2               28,629.36                   0.03
 Montana                                                                    9              382,335.05                   0.40
 Nevada                                                                    23            1,086,181.59                   1.12
 New Hampshire                                                              3              102,573.76                   0.11
 New Jersey                                                                15              728,244.32                   0.75
 New Mexico                                                                 9              251,816.07                   0.26
 New York                                                                  47            1,899,264.06                   1.97
 North Carolina                                                             9              362,669.10                   0.38
 Oklahoma                                                                   1               23,695.29                   0.02
 Oregon                                                                    54            1,881,301.00                   1.95
 Pennsylvania                                                               6              265,119.53                   0.27
 Rhode Island                                                               4              108,462.27                   0.11
 South Carolina                                                             8              275,656.48                   0.29
 Tennessee                                                                  1               13,400.00                   0.01
 Utah                                                                      42            1,180,883.42                   1.22
 Virginia                                                                  18              705,918.24                   0.73
 Washington                                                               109            4,293,809.10                   4.44
 Wyoming                                                                    2               34,200.00                   0.04
--------------------------------------------------------  --------------------  ----------------------  ---------------------
TOTAL                                                                   2,188           96,651,865.01                 100.00
========================================================  ====================  ======================  =====================






GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       29

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                            Group III Mortgage Loans
                             As of the Cut-off Date

TOTAL CURRENT BALANCE:                               96,045,908
NUMBER OF LOANS:                                            583


                                                       AVG/WAVG                        MIN              MAX
                                                       --------                    --------        ----------
AVG CURRENT BALANCE:                                   $164,744                         $0         $638,566
AVG CREDIT LIMIT (HELOC ONLY):                         $222,032                    $30,000         $650,000

WAVG GROSS COUPON:                                        8.028  %                   5.875           15.500  %

WAVG MARGIN (HELOC ONLY):                                 3.117  %                   0.000            6.000  %
WAVG MAXIMUM LOAN RATE (HELOC ONLY):                     18.000  %                  18.000           18.000  %

WAVG NEXT RESET (HELOC ONLY):                                 1  month                   1                3  months

WAVG UTILIZATION RATE (HELOC ONLY)*:                      74.30  %                    0.00           100.00  %
WAVG COMBINED LTV:                                        74.58  %                   21.86           100.00  %

WAVG CREDIT SCORE:                                          699                        595              809

WAVG ORIGINAL TERM:                                         197  months                180              300  months
WAVG DRAW TERM (HELOC ONLY):                                 77  months                 60              180  months
WAVG REMAINING TERM:                                        195  Months                170              300  months

FIRST PAY DATE:                                                               Mar 12, 2000     Jan 12, 2001
MATURE DATE:                                                                  Feb 01, 2015     Dec 01, 2025


TOP STATE CONCENTRATIONS ($):             90.29% California, 2.24% New York, 2.21% Washington
MAXIMUM ZIP CODE CONCENTRATION ($):       2.94%  90210
*Weighted by Credit Limit.

GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       30

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
LOAN TYPE:                                             Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
 HELOC Mortgage Loans                                               554           91,390,652.79                  95.15
 Closed-end Mortgage Loans                                           29            4,655,255.28                   4.85
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              583           96,045,908.07                 100.00
==================================================   ===================  ======================  =====================

                                                                                                     % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
CURRENT BALANCE ($):                                   Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
     (less than or equal to) 50,000.00                               99            1,432,696.11                   1.49
    50,000.01  -   100,000.00                                        58            4,226,018.44                   4.40
   100,000.01  -   150,000.00                                       153           20,611,680.05                  21.46
   150,000.01  -   200,000.00                                       123           22,160,060.25                  23.07
   200,000.01  -   250,000.00                                        47           10,699,699.12                  11.14
   250,000.01  -   300,000.00                                        44           12,219,809.12                  12.72
   300,000.01  -   350,000.00                                        19            6,269,156.00                   6.53
   350,000.01  -   400,000.00                                        13            4,924,934.31                   5.13
   400,000.01  -   450,000.00                                         7            3,047,026.08                   3.17
   450,000.01  -   500,000.00                                        13            6,443,065.81                   6.71
  (greater than)   500,000.00                                         7            4,011,762.78                   4.18
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              583           96,045,908.07                 100.00
==================================================   ===================  ======================  =====================


                                                                                                     % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
CREDIT LIMIT ($) (HELOC ONLY):                         Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
(less than or equal to) 50,000.00                                     6              137,292.13                   0.15
    50,000.01  -   100,000.00                                        15              294,255.55                   0.32
   100,000.01  -   150,000.00                                       152           16,781,019.84                  18.36
   150,000.01  -   200,000.00                                       180           23,398,500.64                  25.60
   200,000.01  -   250,000.00                                        60            9,937,954.75                  10.87
   250,000.01  -   300,000.00                                        53           11,755,349.34                  12.86
   300,000.01  -   350,000.00                                        27            7,111,811.03                   7.78
   350,000.01  -   400,000.00                                        21            5,761,541.02                   6.30
   400,000.01  -   450,000.00                                        11            3,594,245.76                   3.93
   450,000.01  -   500,000.00                                        22            8,606,919.95                   9.42
  (greater than)   500,000.00                                         7            4,011,762.78                   4.39
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              554           91,390,652.79                 100.00
==================================================   ===================  ======================  =====================


GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       31

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
LOAN RATE (%):                                         Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
  5.875  -   6.000                                                  385           64,607,211.04                  67.27
  9.001  -   9.500                                                   16            2,355,755.96                   2.45
  9.501  -  10.000                                                    6              382,056.48                   0.40
 10.001  -  10.500                                                   12            1,552,615.37                   1.62
 10.501  -  11.000                                                    4              445,599.07                   0.46
 11.001  -  11.500                                                   15            2,613,733.58                   2.72
 11.501  -  12.000                                                   29            3,755,521.08                   3.91
 12.001  -  12.500                                                   28            5,598,837.81                   5.83
 12.501  -  13.000                                                   29            5,161,061.45                   5.37
 13.001  -  13.500                                                   16            2,370,961.34                   2.47
 13.501  -  14.000                                                   21            3,235,547.74                   3.37
 14.001  -  14.500                                                   13            2,647,305.05                   2.76
 14.501  -  15.000                                                    5              658,243.21                   0.69
(greater
  than)     15.000                                                    4              661,458.89                   0.69
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              583           96,045,908.07                 100.00
==================================================   ===================  ======================  =====================


                                                                                                    % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
MARGIN (%) (HELOC ONLY):                               Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
(less than or equal to) 0.500                                        19            1,020,268.96                   1.12
  0.501  -  1.000                                                    37            5,662,693.60                   6.20
  1.001  -  1.500                                                    19            2,647,487.29                   2.90
  1.501  -  2.000                                                    39            6,202,237.82                   6.79
  2.001  -  2.500                                                   110           18,440,924.98                  20.18
  2.501  -  3.000                                                    86           15,554,840.13                  17.02
  3.001  -  3.500                                                    59           10,617,311.53                  11.62
  3.501  -  4.000                                                    60           10,800,795.70                  11.82
  4.001  -  4.500                                                    70           10,597,948.95                  11.60
  4.501  -  5.000                                                    41            7,568,377.04                   8.28
  5.001  -  5.500                                                     7              774,864.93                   0.85
  5.501  -  6.000                                                     7            1,502,901.86                   1.64
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              554           91,390,652.79                 100.00
==================================================   ===================  ======================  =====================


                                                                                                    % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
MAX LOAN RATE (%) (HELOC ONLY):                        Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
 18.000                                                             554           91,390,652.79                 100.00
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              554           91,390,652.79                 100.00
==================================================   ===================  ======================  =====================


GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       32

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
NEXT RESET (Months) (HELOC ONLY):                      Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
  1                                                                 314           52,013,517.55                  56.91
  2                                                                 222           35,822,644.80                  39.20
  3                                                                  18            3,554,490.44                   3.89
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              554           91,390,652.79                 100.00
==================================================   ===================  ======================  =====================

                                                                                                          % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
UTILIZATION RATE (%) (HELOC ONLY):                     Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
  (less than or equal to) 10.00                                      67              271,300.39                   0.30
  10.01  -   20.00                                                   14              472,064.42                   0.52
  20.01  -   30.00                                                   18              932,032.63                   1.02
  30.01  -   40.00                                                   21            1,296,373.84                   1.42
  40.01  -   50.00                                                   22            2,289,251.78                   2.50
  50.01  -   60.00                                                   22            2,754,805.40                   3.01
  60.01  -   70.00                                                   24            3,704,271.29                   4.05
  70.01  -   80.00                                                   32            4,701,578.94                   5.14
  80.01  -   90.00                                                   28            5,428,670.92                   5.94
  90.01  -  100.00                                                  306           69,540,303.18                  76.09
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              554           91,390,652.79                 100.00
==================================================   ===================  ======================  =====================

                                                                                                     % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
COMBINED LTV (%):                                      Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
  21.86  -   30.00                                                    1              343,422.13                   0.36
  30.01  -   40.00                                                    9            2,203,528.31                   2.29
  40.01  -   50.00                                                   21            4,514,990.72                   4.70
  50.01  -   60.00                                                   50            8,674,928.47                   9.03
  60.01  -   70.00                                                   88           15,479,880.83                  16.12
  70.01  -   80.00                                                  229           36,177,995.80                  37.67
  80.01  -   90.00                                                  125           20,067,681.09                  20.89
  90.01  -  100.00                                                   60            8,583,480.72                   8.94
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              583           96,045,908.07                 100.00
==================================================   ===================  ======================  =====================


GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       33

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                      % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
CREDIT SCORE:                                          Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
 595  - 600                                                           3              592,609.01                   0.62
 601  - 650                                                          76           13,536,442.01                  14.09
 651  - 700                                                         223           37,930,524.21                  39.49
 701  - 750                                                         182           28,476,724.99                  29.65
 751  - 800                                                          96           15,050,252.87                  15.67
 801  - 809                                                           3              459,354.98                   0.48
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              583           96,045,908.07                 100.00
==================================================   ===================  ======================  =====================

                                                                                                     % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
ORIGINAL TERM (Months):                                Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
 180                                                                488           82,775,648.45                  86.18
 300                                                                 95           13,270,259.62                  13.82
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              583           96,045,908.07                 100.00
==================================================   ===================  ======================  =====================

                                                                                                     % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
DRAW TERM (Months) (HELOC ONLY):                       Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
  60                                                                459           78,120,393.17                  85.48
 180                                                                 95           13,270,259.62                  14.52
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              554           91,390,652.79                 100.00
==================================================   ===================  ======================  =====================

                                                                                                     % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
REMAINING TERM (Months) :                              Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
 170  - 170                                                           2              638,565.86                   0.66
 171  - 176                                                           8            1,643,800.62                   1.71
 177  - 182                                                         478           80,493,281.97                  83.81
 291  - 296                                                           2              138,495.84                   0.14
 297  - 300                                                          93           13,131,763.78                  13.67
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              583           96,045,908.07                 100.00
==================================================   ===================  ======================  =====================

GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       34

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
DELINQUENT:                                            Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
 30 Days Delinquent                                                   3              450,000.00                   0.47
 Current                                                            580           95,595,908.07                  99.53
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              583           96,045,908.07                 100.00
==================================================   ===================  ======================  =====================

                                                                                                     % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
INDEX:                                                 Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
 Prime Rate                                                         554           91,390,652.79                  95.15
 Fixed Rate                                                          29            4,655,255.28                   4.85
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              583           96,045,908.07                 100.00
==================================================   ===================  ======================  =====================

                                                                                                     % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
AMORTIZATION:                                          Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
 Fully Amortizing                                                   562           92,705,861.64                  96.52
 Balloon                                                             21            3,340,046.43                   3.48
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              583           96,045,908.07                 100.00
==================================================   ===================  ======================  =====================

                                                                                                    % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
PROPERTY TYPE:                                         Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
 Single Family                                                      433           73,602,144.21                  76.63
 PUD                                                                100           16,368,980.82                  17.04
 2-4 Units                                                           25            3,306,902.81                   3.44
 Condominium                                                         25            2,767,880.23                   2.88
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              583           96,045,908.07                 100.00
==================================================   ===================  ======================  =====================
                                                                                                     % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
PURPOSE:                                               Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
 Cash Out Refinance                                                 524           84,170,061.86                  87.64
 Purchase                                                            50           10,003,924.73                  10.42
 Rate/Term Refinance                                                  9            1,871,921.48                   1.95
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              583           96,045,908.07                 100.00
==================================================   ===================  ======================  =====================

GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       35

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
OCCUPANCY:                                             Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
 Primary                                                            536           90,369,226.07                  94.09
 Non-owner                                                           41            4,974,054.50                   5.18
 Second Home                                                          6              702,627.50                   0.73
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              583           96,045,908.07                 100.00
==================================================   ===================  ======================  =====================


                                                                                                       % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
DOCUMENTATION:                                         Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
 Limited Documentation                                              425           75,031,886.85                  78.12
 Full Documentation                                                 138           17,826,675.88                  18.56
 No Ratio Documentation                                              20            3,187,345.34                   3.32
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              583           96,045,908.07                 100.00
==================================================   ===================  ======================  =====================

                                                                                                     % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                         Number of          Outstanding as of      Outstanding as of
STATE:                                                 Mortgage Loans       the Cut-off Date        the Cut-off Date
--------------------------------------------------   -------------------  ----------------------  ---------------------
 Arizona                                                              4              400,977.42                   0.42
 California                                                         515           86,717,487.48                  90.29
 Colorado                                                             3              269,001.45                   0.28
 Connecticut                                                          1                    0.00                   0.00
 District of Columbia                                                 1              172,455.86                   0.18
 Florida                                                              3              491,175.65                   0.51
 Georgia                                                              3              485,726.42                   0.51
 Illinois                                                             6              762,930.84                   0.79
 Maryland                                                             4              811,741.86                   0.85
 Massachusetts                                                        4              495,714.02                   0.52
 New Jersey                                                           1               35,887.50                   0.04
 New Mexico                                                           2              157,410.41                   0.16
 New York                                                            14            2,148,178.37                   2.24
 Ohio                                                                 1              134,530.98                   0.14
 Oregon                                                               4              644,891.54                   0.67
 Pennsylvania                                                         1               51,755.50                   0.05
 Utah                                                                 1                5,398.00                   0.01
 Virginia                                                             1              140,000.00                   0.15
 Washington                                                          14            2,120,644.77                   2.21
--------------------------------------------------   -------------------  ----------------------  ---------------------
 TOTAL                                                              583           96,045,908.07                 100.00
==================================================   ===================  ======================  =====================



GREENWICH CAPITAL
--------------------------------------------------------------------------------
                                       36